SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive, 11th Floor
New Haven, Connecticut 06511
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 401-3330

Item 12.	Results of Operations and Financial Condition.

On October 23, 2003, the Registrant issued a press release to report its financial results for the quarter ended September 30, 2003. In addition, the Registrant provided an update of its significant accomplishments for the third quarter of 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION (Registrant)

Date: October 23, 2003	By:	/s/ David M. Wurzer
	Name:	David M. Wurzer
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated October 23, 2003.